UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 6, 2005
(Date of earliest event reported)

KNAPE & VOGT MANUFACTURING COMPANY
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-01859 (Commission File Number)	38-0722920 (IRS Employer Identification No.)

2700 Oak Industrial Drive, N.E. Grand Rapids, Michigan (Address of principal executive office)	49505 (Zip Code)

Registrant's telephone number, including area code: (616) 459-3311

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).
[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01     Entry into a Material Definitive Agreement

On December 6, 2005, Knape & Vogt Manufacturing Company signed the Second Amendment to its Credit Agreement with Comerica Bank. The Second Amendment extends the revolving credit maturity date from November 1, 2008 to November 1, 2009 and makes no other changes. The Credit Agreement dated August 28, 2003, was filed as Exhibit 10(a) of the Registrant's Form 10-Q Quarterly Report for the first quarter ended September 27, 2003, and the First Amendment to the Agreement dated May 31, 2005 was filed as Exhibit 10 (n) to the Registrant's Form 10-K for the year ended July 2, 2005.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        The information reported under Item 1.01 is incorporated here by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2005	KNAPE & VOGT MANUFACTURING COMPANY (Registrant) By: /s/ Leslie J. Cummings —————————————— Leslie J. Cummings Vice President of Finance and Treasurer